                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE OLSTEN CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             THE OLSTEN CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                                                                   April 1, 1994

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Olsten Corporation to be held on April 29, 1994 at 10:00 a.m. at The Olsten Building, One Merrick Avenue, Westbury, New York.

     The accompanying Notice and Proxy Statement describe the matters to be voted upon at the Annual Meeting. Holders of Common Stock and Class B Common Stock will be entitled to one vote and ten votes, respectively, at the Annual Meeting for each share held of record at the close of business on March 15, 1994, but will vote as separate classes in the election of Directors.

     At the Annual Meeting shareholders will have an opportunity to inquire about the affairs of the Company that may be of interest to shareholders generally.

     We would appreciate your signing, dating and returning the enclosed proxy in the envelope provided for that purpose so that your shares may be represented and voted at the Annual Meeting in the event you do not attend. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

     Thank you and we look forward to greeting you personally if you are able to be present.

                                               Sincerely,

                                               FRANK N. LIGUORI
                                               Chairman and Chief Executive
                                               Officer

                                     [LOGO]

                              THE OLSTEN BUILDING
                               ONE MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 29, 1994
                         ------------------------------

TO THE SHAREHOLDERS OF THE OLSTEN CORPORATION:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Olsten Corporation, a Delaware corporation (the "Company"), which will be held at the executive offices of the Company, The Olsten Building, One Merrick Avenue, Westbury, New York 11590, on April 29, 1994, at 10 o'clock in the forenoon, New York time, for the following purposes:

          1. To elect eight Directors of the Company, two by the holders of Common Stock voting separately as a class and six by the holders of Class B Common Stock voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify;

          2. To consider and vote upon a proposal to approve the Company's 1994 Stock Incentive Plan;

          3. To consider and vote upon a proposal to approve an amendment to the Company's 1984 Non-Qualified Stock Option Plan;

          4. To consider and vote upon a proposal to approve an incentive award under the Company's Incentive Restricted Stock Plan;

          5. To consider and vote upon a proposal to approve the Company's Executive Officer Bonus Plan;

          6. To consider and vote upon a proposal to ratify and approve the appointment by the Board of Directors of Coopers & Lybrand as independent auditors for the Company for its 1994 fiscal year; and

          7. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books of the Company will not be closed but only shareholders of record at the close of business on March 15, 1994 will be entitled to notice of and to vote at such meeting or any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                 Laurin L. Laderoute, Jr.
                                                        Secretary
Dated: April 1, 1994
       Westbury, New York

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WE DO HOPE YOU WILL ATTEND, BUT IF YOU DO NOT INTEND TO BE PRESENT IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A STAMPED REPLY ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

                                     [LOGO]

                              THE OLSTEN BUILDING
                               ONE MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                         ------------------------------
                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 29, 1994
                         ------------------------------

     This Proxy Statement is furnished to shareholders of The Olsten Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the executive offices of the Company, The Olsten Building, One Merrick Avenue, Westbury, New York 11590, on April 29, 1994, at 10:00 o'clock in the forenoon, New York time, including any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Only shareholders of record at the close of business on March 15, 1994 will be entitled to vote at such meeting. This Proxy Statement and the accompanying proxy are first being sent or given to shareholders on or about April 1, 1994.

     A shareholder who returns the accompanying proxy may revoke it at any time before it is voted by giving notice in writing to the Company, by granting a subsequent proxy or by appearing in person and voting at the meeting. Any shareholder attending the meeting and entitled to vote may vote in person whether or not said shareholder has previously submitted a proxy. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth herein and in favor of the other proposals described herein.

     Proxies marked as abstentions will have the effect of a negative vote. Broker non-votes will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect on the vote. Votes are counted by employees of Mellon Securities Trust Company, the Company's independent transfer agent and registrar.

     At the close of business on March 15, 1994, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had outstanding 30,820,174 shares of its Common Stock, par value $.10 per share ("Common Stock"), and 9,728,064 shares of its Class B Common Stock, par value $.10 per share ("Class B Common Stock"). The holders of such Common Stock and Class B Common Stock are entitled to one vote and ten votes, respectively, for each share held on such record date, but with respect to the election of Directors, holders of Common Stock voting separately as a class are entitled to elect two Directors and holders of Class B Common Stock voting separately as a class are entitled to elect six Directors.

     No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

     A copy of the 1993 Annual Report to Shareholders, containing the financial statements of the Company and a report with respect thereto by Coopers & Lybrand, independent auditors, is also being mailed to you herewith. The Annual Report is not deemed a part of the soliciting material for the proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 15, 1994, the amount and nature of beneficial ownership of the Company's Common Stock and Class B Common Stock by each Director and nominee for Director; each beneficial owner of more than five percent of the Common Stock or Class B Common Stock of the Company known by management; named executive officers of the Company; and all executive officers and Directors as a group.

     Since each share of Class B Common Stock may be converted into one share of Common Stock, the beneficial ownership rules under the Securities Exchange Act of 1934 require that all shares of Common Stock issuable upon the conversion of Class B Common Stock by any shareholder be included in determining the number of shares and percentage of Common Stock held by such shareholder. The effect of the assumption that such shareholder has converted into Common Stock the shares of Class B Common Stock of which such shareholder is the beneficial owner is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote (2) to the following table.

                                 AMOUNT OF SHARES AND NATURE                   PERCENT OF CLASS IF
                                OF BENEFICIAL OWNERSHIP(1)(2)                   MORE THAN 1.0%(2)
                         --------------------------------------------      ----------------------------
                                                           COMMON                             COMMON
                                                            STOCK                              STOCK
                                                         (IF CLASS B                        (IF CLASS B
                                                           COMMON                   CLASS     COMMON
                                           CLASS B          STOCK                     B        STOCK
    NAME AND ADDRESS      COMMON           COMMON          DEEMED          COMMON   COMMON    DEEMED
  OF BENEFICIAL OWNER      STOCK            STOCK        CONVERTED)        STOCK    STOCK   CONVERTED)
- ------------------------ ---------      -------------   -------------      ------   ------  -----------
Miriam Olsten               74,375       5,588,966(3)    5,663,341(3)         --    57.5%      15.6%
  P.O. Box 326
  Old Westbury, NY
Stuart Olsten               99,375(4)    2,389,935(4)    2,489,310(4)         --    24.5%       7.5%
  One Merrick Avenue
  Westbury, NY
Cheryl Ashburn              90,000(5)    1,117,561(5)    1,207,561(5)         --    11.5%       3.8%
  One Merrick Avenue
  Westbury, NY
Andrew N. Heine             19,453(6)    2,123,372(6)    2,142,825(6)         --    21.8%       6.5%
  315 East 62nd Street
  New York, NY
Robert Riedinger                         2,179,247(7)    2,179,247(7)         --    22.4%       6.6%
  6065 Roswell Road N.E.
  Atlanta, GA
Frank N. Liguori           804,028(8)               6      804,034(8)       2.6%       --       2.6%
Allan Tod Gittleson         34,798(9)                                         --
John M. May                 14,000(10)                                        --
Richard J. Sharoff           1,741(11)                                        --
Raymond S. Troubh                           49,806(12)      49,806(12)                  --         --
Robert A. Fusco             42,000(13)                                        --
Richard A. Piske, III       10,516(14)                                        --
Gerald J. Kapalko           15,671(15)                                        --
(table continued on next page)

                                 AMOUNT OF SHARES AND NATURE                   PERCENT OF CLASS IF
                                OF BENEFICIAL OWNERSHIP(1)(2)                   MORE THAN 1.0%(2)
                         --------------------------------------------      ----------------------------
                                                           COMMON                             COMMON
                                                            STOCK                              STOCK
                                                         (IF CLASS B                        (IF CLASS B
                                                           COMMON                   CLASS     COMMON
                                           CLASS B          STOCK                     B        STOCK
    NAME AND ADDRESS      COMMON           COMMON          DEEMED          COMMON   COMMON    DEEMED
  OF BENEFICIAL OWNER      STOCK            STOCK        CONVERTED)        STOCK    STOCK   CONVERTED)
- ------------------------ ---------      -------------   -------------      ------   ------  -----------
Firstar Corporation      1,562,757(16)                                      5.1%
  777 E. Wisconsin Avenue
  Milwaukee, WI
IDS Financial
  Corporation            2,009,500(17)                                      6.5%
  IDS Tower 10
  Minneapolis, MN
All executive officers
  and                    1,128,459(18)  9,090,399(19)   10,218,858(18)(19)  3.6%    93.1%      25.5%
  Directors as a group
  (13 persons)

- ---------------
(1) Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

(2) Each named person and all executive officers and Directors as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each shareholder's name in the above table under the columns captioned "Common Stock" include shares of Common Stock issuable upon exercise of presently exercisable stock options under the Company's stock option plans, and the columns captioned "Common Stock (if Class B Common Stock Deemed Converted)" relating to such shareholders reflect the effect of the right to convert beneficially owned shares of Class B Common Stock into Common Stock, both with respect to the number of shares of Common Stock deemed to be beneficially owned and the adjusted percentage of outstanding Common Stock resulting from such right of conversion. However, the shares of Common Stock so issuable upon such exercise, exchange or conversion by any such shareholder are not included in calculating the number of shares or percentage of Common Stock beneficially owned by any other shareholder.

(3) Mrs. Olsten owns of record 139,886 shares of Class B Common Stock. She has sole voting and investment power with respect to 4,200,000 shares of Class B Common Stock held under four trusts and has sole voting and investment power with respect to 1,249,080 shares of Class B Common Stock held under a trust for the benefit of one of her children, of which she is a trustee, and as to which shares she disclaims beneficial ownership.

(4) Mr. Olsten owns of record 9,375 shares of Common Stock and has shared voting and investment power as a trustee with respect to 30,000 shares of Common Stock owned by a trust for the benefit of his son and with respect to 60,000 shares of Common Stock owned by two trusts for the benefit of his niece and nephew, as to which shares he disclaims beneficial ownership. Mr. Olsten owns of record 1,251,208 shares of Class B Common Stock and has shared voting and investment power as a trustee with respect to 1,061,686 shares of Class B Common Stock owned by a trust for his benefit and with respect to 55,875 shares of Class B Common Stock owned by a trust for the benefit of his descendants, as to which shares he disclaims beneficial ownership. His holding includes 21,166 shares of Class B Common Stock issuable upon exercise of Class B Common Stock warrants held by him.

                                              (footnotes continued on next page)

 (5) Mrs. Ashburn has shared voting and investment power as a trustee with respect to 60,000 shares of Common Stock owned by two trusts for the benefit of her two children and with respect to 30,000 shares of Common Stock held by a trust for the benefit of her nephew, as to which shares she disclaims beneficial ownership. Mrs. Ashburn has shared voting and investment power as a trustee with respect to 1,061,686 shares of Class B Common Stock owned by a trust for her benefit and with respect to 55,875 shares of Class B Common Stock owned by a trust for the benefit of her descendants, as to which shares she disclaims beneficial ownership.

 (6) Includes 10,500 shares of Common Stock that may be purchased pursuant to currently exercisable stock options and 3,500 shares of Common Stock as to which Mr. Heine has an indirect beneficial interest. In addition, Mr. Heine has shared voting and investment power as a trustee with respect to 1,061,686 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten and as a trustee with respect to 1,061,686 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Ashburn, as to which shares Mr. Heine disclaims beneficial ownership.

 (7) Mr. Riedinger has shared voting and investment power as a trustee with respect to 1,061,686 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten, 1,061,686 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Ashburn and 55,875 shares of Class B Common Stock owned by a trust for the benefit of descendants of Mrs. Ashburn, as to which shares Mr. Riedinger disclaims beneficial ownership.

 (8) Includes 150,000 shares that may be purchased pursuant to presently exercisable stock options.

 (9) Includes 9,000 shares that may be purchased pursuant to presently exercisable stock options. Mr. Gittleson is the indirect beneficial owner of 20,798 shares, which are owned by his wife.

(10) Includes 9,000 shares that may be purchased pursuant to presently exercisable stock options.

(11) Includes 1,350 shares held in custodial accounts for Mr. Sharoff's two children.

(12) Includes 13,406 shares that may be purchased pursuant to presently exercisable stock options.

(13) Includes 12,000 shares that may be purchased pursuant to presently exercisable stock options.

(14) Includes 5,203 shares that may be purchased pursuant to presently exercisable stock options.

(15) Includes 4,125 shares that may be purchased pursuant to presently exercisable stock options and includes 400 shares owned by Mr. Kapalko's two children.

(16) Based on Amendment No. 1 to Schedule 13G dated February 11, 1994 and filed with the Securities and Exchange Commission, Firstar Corporation held sole voting power as to 1,377,452 of such shares and sole dispositive power as to 1,450,902 of such shares.

(17) Based on a Schedule 13G dated December 31, 1993 and filed with the Securities and Exchange Commission, IDS Financial Corporation (and its parent holding company, American Express Company) held shared voting power as to 337,000 of such shares and shared dispositive power as to 2,009,500 of such shares.

(18) Includes 927,027 shares of Common Stock owned by executive officers and Directors and 201,432 shares of Common Stock that may be purchased pursuant to presently exercisable stock options.

(19) Includes 9,055,827 shares of Class B Common Stock owned by executive officers and Directors and 34,572 shares of Class B Common Stock that may be purchased pursuant to presently exercisable stock options or acquired upon exercise of Class B Common Stock warrants.

PROPOSAL 1

                             ELECTION OF DIRECTORS

     The eight persons named below, all of whom are presently Directors of the Company except for Mr. Sharoff, have been nominated for election as Directors of the Company. Two Directors are to be elected by the holders of Common Stock voting separately as a class, and six Directors are to be elected by the holders of Class B Common Stock voting separately as a class, with the Directors, in each separate class vote, to be elected by a plurality of the votes cast. All Directors will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. If no contrary instructions are indicated, it is intended that the accompanying proxy will be voted for the election of the respective Directors hereinafter shown as nominees for each respective class of stock. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the meeting, the proxies may be voted for a substitute nominee or nominees.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

ALLAN TOD GITTLESON

     Mr. Gittleson, age 77 and a Director of the Company since 1983, has been President of Hofstra Health Dome Incorporated, a total health program center owned by Hofstra University, for more than five years.

JOHN M. MAY

     Mr. May, age 66 and a Director of the Company since 1989, has been an independent management consultant for more than five years. He is a director of North Atlantic Industries, Inc.

NOMINEES FOR ELECTION BY HOLDERS OF CLASS B COMMON STOCK

ANDREW N. HEINE

     Mr. Heine, age 65 and a Director of the Company since 1969, has been an attorney in independent private practice since January 1990. From October 1987 to January 1990, he was counsel to the law firm of Curtis, Mallet-Prevost, Colt & Mosle. He is a director of Citizens Utilities Company.

FRANK N. LIGUORI

     Mr. Liguori, age 47 and a Director of the Company since 1986, has been Chairman of the Board of the Company since February 1992 and its Chief Executive Officer since April 1990. He was Vice Chairman from April 1990 to February 1992, President of the Company from January 1986 to April 1990 and its Chief Operating Officer from April 1983 to April 1990. He joined the Company in 1971.

MIRIAM OLSTEN

     Mrs. Olsten, age 69 and a Director of the Company since July 1993, is a significant shareholder of the Company. She is the mother of Stuart Olsten, a Director and President of the Company.

STUART OLSTEN

     Mr. Olsten, age 41 and a Director of the Company since 1986, has been President of the Company since April 1990. He was Executive Vice President of the Company from November 1987 to April 1990. He joined the Company in 1975. He is the son of Miriam Olsten, a Director of the Company.

RICHARD J. SHAROFF

     Mr. Sharoff, age 47, has been President and Chief Executive Officer of Haifoods, Inc., a holding company in the food and beverage industries, since January 1992. From July 1989 to December 1991, he was President and Chief Executive Officer of Langley Ventures, Inc., a company engaged in acquisitions in the food industry. From August 1986 to June 1989 he was President and Chief Operating Officer of Vie De France, a public company operating through subsidiaries in the wholesale bakery and food service industries.

RAYMOND S. TROUBH

     Mr. Troubh, age 67 and a Director of the Company since July 1993, has been a financial consultant for more than five years. He is a director of ADT Limited, American Maize-Products Company, Applied Power Inc., ARIAD Pharmaceuticals, Inc., Becton Dickinson and Company, Benson Eyecare Corporation, Foundation Health Corporation, General American Investors Company, Manville Corporation, Riverwood International Corporation, Time Warner, Inc. and Wheeling-Pittsburgh Corporation.

                      ------------------------------------

     The Board held eight meetings during the past fiscal year. Each outside member of the Board was paid $4,000 in Directors' fees for each regular meeting of the Board attended. For services provided to the Company in connection with the acquisition of Lifetime Corporation, the Company paid to Messrs. Gittleson, Heine and May additional Directors' fees of $6,000, $20,000 and $20,000, respectively. The Board has a standing compensation committee and standing audit committee, each comprised of Messrs. Gittleson, Heine, May and Troubh. The compensation committee and the audit committee held five meetings and two meetings, respectively, in 1993. Each Director who was a committee member was paid $2,000 for each such meeting. The compensation committee reviews and approves senior executive compensation and determines compensation of the Chief Executive Officer. The audit committee reviews the Company's financial results and the scope and results of audits of the Company by its independent public accountants. The Board has no nominating committee.

     In 1993, options to purchase 3,000 shares of Common Stock at a per share exercise price of $26.00 were granted to each of Messrs. Gittleson, Heine, May and Troubh and Mrs. Olsten, under the Company's Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants. All such options will become vested and fully exercisable in six months from the date of grant, which was December 7, 1993. In 1993, a grant of 5,000 shares of Common Stock was made to each of Messrs. Gittleson, Heine and May. Such shares fully vested in January 1994.

     The Company paid to Mr. Heine $21,468 for legal services he provided to the Company in 1993.

     Section 16(a) of the Securities Exchange Act of 1934 requires certain persons, including the Company's Directors and executive officers, to file reports with the Securities and Exchange Commission regarding beneficial ownership of equity securities of the Company. During 1993, Allan Tod Gittleson, a Director of the Company, filed one late report in November covering two purchases of the Company's equity securities in September, and Anthony H. Reeves, a former Director of the Company, filed two late reports in November, one report covering two sales of the Company's securities in September and the other report covering twelve sales of the Company's securities in October.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Officers") for services as executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                              -------------------------
                                                                       AWARDS
                                                              -------------------------
                                      ANNUAL COMPENSATION      RESTRICTED    SECURITIES
                                    -----------------------      STOCK       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)(1)   BONUS($)   AWARDS($)(2)   OPTIONS(#)   COMPENSATION($)(3)
- ---------------------------  -----  ------------   --------   ------------   ----------   ------------------
Frank N. Liguori              1993    $621,154     $500,000    $6,751,563                      $ 95,445
  Chairman and Chief          1992     476,923      380,000       696,875                        65,650
  Executive Officer           1991     461,539      220,000                                      45,399
Stuart Olsten                 1993    $299,519     $150,000    $  164,250                      $ 36,455
  President                   1992     265,044      110,000                                      30,989
                              1991     230,769       85,000                                      21,737
Robert A. Fusco               1993    $302,390     $150,000    $  821,250      29,000          $ 33,542
  Executive Vice President    1992     225,000       73,000                                      28,932
  and President, Olsten
  Kimberly QualityCare(4)
Richard A. Piske, III         1993    $220,433     $100,000    $  136,875      14,500          $ 28,705
  Executive Vice President
  and President, Olsten
  Staffing Services(5)
Gerald J. Kapalko             1993    $183,846     $ 51,000    $  164,250       9,500          $ 18,988
  Executive Vice
  President(6)

- ------------------------------
(1) With regard to Mr. Liguori, see also the award reported in the Long-Term Incentive Plan Awards Table.

(2) The number and value of the aggregate restricted (unvested) share holdings of the Named Officers at December 31, 1993 are as follows:

                                                               NUMBER OF        VALUE OF
                                                              RESTRICTED       RESTRICTED
                               NAME                             SHARES           SHARES
        ---------------------------------------------------  -------------     ----------
        F. N. Liguori......................................     217,500        $6,389,063
        S. Olsten..........................................       6,000           176,250
        R. A. Fusco........................................      30,000           881,250
        R. A. Piske........................................       5,000           146,875
        G. J. Kapalko......................................       6,000           176,250

    As to Mr. Liguori, 250,000 restricted shares were awarded to him in 1993. 137,500 of such shares vested upon grant, and the balance (112,500 shares) vest in increments of 33 1/3% each year for three years, beginning in 1994. 37,500 restricted shares were awarded to Mr. Liguori in 1992, and these shares vest in increments of 20% each year for five years, beginning in 1993. As to each of Messrs. Olsten, Fusco, Piske and Kapalko, 6,000 restricted shares, 30,000 restricted shares, 5,000 restricted shares and 6,000 restricted shares, respectively, were awarded in 1993, and these shares vest in increments of 20% each year for five years, beginning in 1994.

    Dividends are paid on the restricted shares if and to the extent paid on the Company's Common Stock generally.

(3) Represents profit sharing and matching contributions contributed by the Company for the Named Officers to the Company's Non-Qualified Retirement Plan for Selected Management Employees.

(4) Mr. Fusco became an executive officer in 1992.

(5) Mr. Piske became an executive officer during 1993.

(6) Mr. Kapalko became an executive officer during 1993.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options to the Named Officers during the Company's last fiscal year.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL
                                                                                              REALIZABLE
                                                  INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                              ---------------------------------------------------------      ANNUAL RATES
                                NUMBER OF                                                      OF STOCK
                               SECURITIES        % OF TOTAL                               PRICE APPRECIATION
                               UNDERLYING      OPTIONS GRANTED    EXERCISE                FOR OPTION TERM(2)
                                 OPTIONS       TO EMPLOYEES IN     PRICE     EXPIRATION   -------------------
            NAME              GRANTED(#)(1)      FISCAL YEAR       ($/SH)       DATE       5% ($)    10% ($)
- ----------------------------  -------------   -----------------   --------   ----------   --------   --------
Frank N. Liguori............
Stuart Olsten...............
Robert A. Fusco.............       9,000             2.6%          $25.42       1/13/98   $ 63,180   $139,680
                                  20,000             5.7%           25.75      12/17/98    142,200    314,400
Richard A. Piske, III.......       7,500             2.2%           25.42       1/13/98     52,650    116,400
                                   7,000             2.0%           25.75      12/17/98     49,770    110,040
Gerald J. Kapalko...........       4,500             1.3%           25.42       1/13/98     31,590     69,840
                                   5,000             1.4%           25.75      12/17/98     35,550     78,600

- ---------------
(1) The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a five year term and become exercisable over a four year period in increments of 25% per year beginning with the first anniversary of the date of grant.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Company's stock price.

     The following table sets forth information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of that year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                             SHARES                             YEAR END(#)              AT FISCAL YEAR END($)
                           ACQUIRED ON      VALUE       ---------------------------   ---------------------------
          NAME             EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------  -----------   ------------   -----------   -------------   -----------   -------------
Frank N. Liguori.........                                 140,625         84,375      $ 2,863,828    $ 1,721,297
Stuart Olsten............
Robert A. Fusco..........                                   9,750         35,000          193,039        220,978
Richard A. Piske, III....     1,078        $ 18,784         3,328         17,829           54,335        109,392
Gerald J. Kapalko........     3,000          46,875         3,000         13,250           56,010        102,841

LONG-TERM INCENTIVE PLAN AWARD

     The following table sets forth information with respect to a long-term incentive award made to Mr. Liguori during 1993.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                      NUMBER OF   PERFORMANCE
                                       SHARES,      OR OTHER      ESTIMATED FUTURE PAYOUTS UNDER
                                        UNITS     PERIOD UNTIL     NON-STOCK PRICE-BASED PLANS
                                      OR OTHER     MATURATION    --------------------------------
                NAME                   RIGHTS      OR PAYOUT     THRESHOLD   TARGET       MAXIMUM
- ------------------------------------  ---------   ------------   ---------   -------      -------
Frank N. Liguori....................     (1)        1994-1996(2)    (1)      150,000(1)   200,000(1)

- ------------------------------
(1) In November 1993, the Compensation Committee awarded (the "Incentive Award") to Mr. Liguori the right to receive shares of Common Stock pursuant to the Company's Incentive Restricted Stock Plan, subject to shareholder approval. The number of shares deliverable pursuant to the Incentive Award is determined with reference to, and the right to receive such shares is generally conditioned upon, the attainment of target levels of net income by the Company for the 1994, 1995 and 1996 fiscal years (the "Measuring Period"). If during the Measuring Period the Company achieves aggregate net income of (i) $240 million, Grantee will receive 150,000 shares of Common Stock or (ii) $255 million or more, Grantee will receive 200,000 shares. At a level of net income aggregating more than $180 million and less than $255 million, Grantee will receive a number of shares to be determined by a sliding scale, but no shares will be issuable if net income of the Company for the Measuring Period aggregates less than $180 million.

(2) Shares issuable under the Incentive Award are issued and vest in three equal installments on January 4 of 1997, 1998 and 1999, so long as Mr. Liguori remains employed by the Company on each of such dates. However, if more than 150,000 shares are issuable, the shares issuable in excess of such number will be issued and granted, and will immediately vest, on January 4, 1997. If Mr. Liguori dies or becomes permanently disabled while employed by the Company during the Measuring Period, he will be issued and granted the maximum number of shares to which he would be entitled for the year in which death or disability occurs and for any prior years in the Measuring Period, so long as projected net income for such year equals or exceeds the net income target for that year. In determining the number of shares to be issued, net income will be projected for the current year and will be compared to target levels for that year

    ($60 million in 1994, $80 million in 1995 and $100 million in 1996 (each an "Annual Target Level")), and enhanced target levels for that year ($65 million in 1994, $85 million in 1995 and $105 million in 1996 (each an "Annual Enhanced Level")), and the net income during any remaining years in the Measuring Period will be assumed to reach the same target level, either the Annual Target Level or the Annual Enhanced Level, reached during the current year. If Mr. Liguori dies or becomes disabled during a year in which the Company's net income is projected to be less than the Annual Target Level for that year, no shares will be issued with respect to that year. If Mr. Liguori dies or becomes permanently disabled while employed by the Company after the Measuring Period, all unissued shares to which he would have been entitled will be immediately issued. If during the Measuring Period, there is a change of control (as defined in the 1994 Stock Incentive Plan -- See Proposal 2) or Mr. Liguori is removed from his current positions with the Company or is terminated without cause, then the Company's aggregate net income for the Measuring Period will be deemed to be $255 million, and 200,000 shares will be issued immediately. If any of such events occurs after the Measuring Period, all unissued shares to which Mr. Liguori would have been entitled will be immediately issued.

RETIREMENT PLAN

     The following table shows the estimated annual retirement benefit payable on a straight life annuity basis at normal retirement date to participants in the Company's Supplemental Executive Retirement Plan for key employees designated by the Company ("SERP"), which is a non-contributory, non-qualified defined benefit plan. Amounts shown include Social Security benefits and the annuitized value of accumulations of profit sharing contributions made by the Company on behalf of a participant.

                               PENSION PLAN TABLE

                                                       ANNUAL BENEFITS FOR YEARS OF SERVICE
                FINAL FIVE YEAR                   -----------------------------------------------
                AVERAGE EARNINGS                  10 YEARS     15 YEARS     20 YEARS     25 YEARS
- ------------------------------------------------  --------     --------     --------     --------
$  100,000......................................  $ 24,000     $ 36,000     $ 48,000     $ 60,000
   150,000......................................    36,000       54,000       72,000       90,000
   250,000......................................    60,000       90,000      120,000      150,000
   350,000......................................    84,000      126,000      168,000      210,000
   450,000......................................   108,000      162,000      216,000      270,000
   550,000......................................   132,000      198,000      264,000      330,000
   650,000......................................   156,000      234,000      312,000      390,000
   750,000......................................   180,000      270,000      360,000      450,000
   850,000......................................   204,000      306,000      408,000      510,000
   950,000......................................   228,000      342,000      456,000      570,000
 1,050,000......................................   252,000      378,000      504,000      630,000
 1,150,000......................................   276,000      414,000      552,000      690,000
 1,250,000......................................   300,000      450,000      600,000      750,000
 1,350,000......................................   324,000      486,000      648,000      810,000

     The SERP benefit objective is to provide a participant who has spent a 25 year career with the Company with retirement income at age 65 equal to 60% of the average of his or her covered compensation (salary, bonuses and incentive compensation) over the five years prior to retirement. Proportionately decreased benefits may be payable at early retirement. The SERP benefit is reduced both by the value of Social Security benefits and by the annuitized value of accumulations of profit sharing contributions made on behalf of a participant by the Company. The current credited years of service for Messrs. Liguori, Olsten, Fusco, Piske and Kapalko are 22, 18, 8, 13, and 15, respectively.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Frank N. Liguori is employed by the Company as Chairman of the Board and Chief Executive Officer, for a term expiring March 31, 1999, unless otherwise extended, pursuant to an employment agreement which provides for an initial annual base salary of $750,000.

     The employment agreement provides that if Mr. Liguori's employment is terminated by the Company for any reason other than for disability or for cause, or if Mr. Liguori voluntarily terminates his employment within one year after
(a) a Change of Control (as defined in the 1994 Stock Incentive Plan -- See Proposal 2), (b) a substantial change in his responsibilities or (c) a determination not to renew the employment agreement, Mr. Liguori will be entitled to receive a cash lump sum equal to (x) his then current base salary, plus the highest bonus paid to him during the term of the employment agreement (not to exceed 100% of his then current base salary) plus the annualized value of benefits provided under the Company's benefit programs multiplied by (y) the number of full and partial years in the period from the date of termination to the twenty-fourth month following the date on which his employment would otherwise have terminated. The Company may elect to withhold up to $1 million of such amount for a two-year period after termination of employment during which Mr. Liguori may not compete with the Company's businesses, with his right to receive such amount being conditioned upon his compliance with such restriction.

     If Mr. Liguori's employment is terminated by the Company due to disability, he is entitled to receive, for a period of three years from termination, a monthly sum equal to 1/12 of his then current base salary (less any benefits paid under any disability policies maintained by the Company).

     If any payment to Mr. Liguori (under the employment agreement or otherwise) is, upon a Change of Control, subject to the excise tax imposed by Section 4999 of the Code, Mr. Liguori will be entitled to receive an additional "gross-up payment" in an amount sufficient to make Mr. Liguori whole for such excise tax.

     Upon a Change of Control, all outstanding stock options granted to Mr. Liguori under the 1994 Stock Incentive Plan, the 1984 Non-Qualified Stock Option Plan and the 1984 Incentive Stock Option Plan will become fully exercisable and vested, and all shares of Common Stock to which he is entitled pursuant to the restricted stock award described below (see Proposal 4) will be immediately issued to him.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company has, with the direction and supervision of the Compensation Committee of the Board of Directors, established and put into practice compensation policies, plans and programs, whose goals are twofold: to attract and retain qualified executives and to seek to enhance the Company's profitability by uniting senior management's interests with those of the Company's shareholders.

BASE SALARY

     Compensation for each of the Named Officers, as well as other senior executives, consists of a base salary and annual and longer-term incentive compensation. In the setting of base salaries, consideration is given to national and local salary surveys and review of salaries paid to senior executives with comparable qualifications, experience and responsibilities at other companies. Annual and longer-term incentive compensation is tied to the Company's and the executive's success in achieving significant financial and non-financial goals.

     Each fiscal year, the Committee fixes the base salary of the Chief Executive Officer and the President. In the case of the Chief Executive Officer and beginning in 1994, his base salary cannot be set lower than the minimum base salary provided for in the Chief Executive Officer's employment agreement with the Company. The Chief Executive Officer recommends the base salaries of the other Named Officers and the other senior executives for review and approval by the Committee.

INCENTIVE COMPENSATION

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer, the Committee developed a bonus incentive predicated on the attainment of specific levels of pre-tax income for the Company. Likewise, the Committee developed a bonus incentive predicated on the attainment of pre-tax income levels for Staffing Services in setting the incentive compensation of the President. The Chief Executive Officer recommends the incentive compensation of the Company's senior executives, including the other Named Officers, and the Committee reviews and approves the final compensation for these executives.

STOCK OPTIONS AND GRANTS

     At the end of each fiscal year, the Committee considers the desirability of granting senior executives, including the Named Officers, awards under the Company's stock plans. The Committee believes that its past grants of stock options and restricted stock awards have successfully focused the Company's senior management on building profitability and shareholder value.

     In determining the amount and nature of awards under such plans to be granted to the senior management group, including the Named Officers other than the Chief Executive Officer, the Committee reviews with the Chief Executive Officer awards recommended by him, taking into account the respective scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of each member of the senior management group. The award to the Chief Executive Officer is established separately and is based, among other things, on the Committee's analysis of his past and expected future contributions to the Company's achievement of its long-term performance goals.

CEO COMPENSATION

     Based on the Committee's assessment of the criteria outlined above, the Chief Executive Officer was awarded a base salary increase of 26% for fiscal year 1993 and received a bonus incentive award of 83% of his 1993 salary. On the basis of the Committee's evaluation of the Chief Executive's contributions toward the achievement of the Company's long-term performance goals, the Committee in 1993 awarded the Chief Executive Officer 37,500 restricted shares of the Company's Common Stock, which vested upon grant, and 112,500 restricted shares of the Company's Common Stock, which vest in increments of 33 1/3% each year for three years, beginning in 1994. In recognition of the major role of the Chief Executive Officer in strategic initiatives accomplished by the Company in 1993, including the acquisition of Lifetime Corporation and the prepayment of its double digit coupon debt and sale of its non-core operations, the sale of $125 million of 4 7/8% Convertible Subordinated Debentures due 2003, the structuring of a new $200 million credit facility for the Company and, in general, the fine operating performance of the Company, the Committee made a special award to the Chief Executive Officer of 100,000 restricted shares of the Company's Common Stock, which vested immediately.

     The Committee also approved a long-term incentive award for the Chief Executive Officer of up to 150,000 (up to 200,000 in certain instances) restricted shares of the Company's Common Stock based upon the Company's achieving certain aggregate net income levels in 1994, 1995 and 1996, such shares to be granted in 1997, 1998 and 1999.

DEDUCTIBILITY OF COMPENSATION

     Beginning in 1994, Section 162(m) of the Internal Revenue Code of 1986 will generally limit to $1 million per person the Company's federal income tax deduction for compensation paid in any year to its Chief Executive Officer and each of its four other highest paid executive officers to the extent such compensation is not "performance based" within the meaning of Section 162(m). The Committee will in general seek to qualify compensation paid to its executive officers for deductibility under Section 162(m) in order to decrease the after-tax cost of such compensation to the Company, although there may be circumstances in which it is not possible, or not in the Company's best interests, to do so.

The foregoing report has been furnished by:

            Allan Tod Gittleson               John M. May
            Andrew N. Heine                   Raymond S. Troubh

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Stock against the cumulative total return of the American Stock Exchange (AMEX) Market Value Index and a Peer Group Index for the period of five years commencing December 31, 1988 and ending December 31, 1993.

     The Peer Group Index is comprised of the following publicly traded companies: Adia Services, Inc.; Kelly Services, Inc.; Robert Half International Inc.; Staff Builders, Inc.; Uniforce Temporary Personnel, Inc; and Volt Information Sciences, Inc. Lifetime Corporation, which was included in last year's performance graph, merged into the Company in July 1993 and is not included in this year's performance graph.

     The line graph assumes that $100 was invested on December 31, 1988 in each of the Company's Common Stock, the AMEX Market Value Index and the Peer Group Index and that all dividends were reinvested. Media General Financial Services furnished the data for the graph.

      Measurement Period          The Olsten      AMEX Market     Peer Group
    (Fiscal Year Covered)         Corporation     Value Index        Index
1988                                    100.00          100.00          100.00
1989                                     94.10          127.52          118.95
1990                                     67.29          108.14           94.23
1991                                    140.00          133.19           83.92
1992                                    234.24          135.02          123.00
1993                                    260.14          160.41          122.97

PROPOSAL 2

                       ADOPTION OF THE OLSTEN CORPORATION
                           1994 STOCK INCENTIVE PLAN

GENERAL

     On February 14, 1994, the Company's Board of Directors (the "Board") adopted, subject to approval by the shareholders, the 1994 Stock Incentive Plan (the "1994 Plan") under which an aggregate of 2,000,000 shares of Common Stock are reserved for issuance upon exercise of options granted thereunder (subject to adjustment as provided below).

     A copy of the 1994 Plan is attached as Exhibit A to this Proxy Statement. The material features of the 1994 Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1994 Plan.

PURPOSE

     The purpose of the 1994 Plan is to enable the Company and Related Companies (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the 1994 Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

TYPES OF AWARDS

     Awards under the 1994 Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options", and together with Incentive Stock Options, "Stock Options").

ADMINISTRATION

     The 1994 Plan is administered by a committee of the Board (the "Committee") consisting of not less than two "disinterested persons" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code).

     Subject to the express provisions of the 1994 Plan, the Committee has the power to select the eligible employees to whom Stock Options are to be granted under the 1994 Plan, and to determine the terms and conditions of each Stock Option granted thereunder. The Committee's authority shall include, but not be limited to, the authority to determine the number of shares of Common Stock to be covered by each award; provided, however, that no more than 100,000 shares (subject to adjustment as described below) may be awarded to any employee in any calendar year. The Committee also has authority to adopt and revise rules, guidelines and practices governing the 1994 Plan, to interpret the terms and provisions of the 1994 Plan and any award granted thereunder, and to otherwise supervise the administration of the 1994 Plan.

STOCK SUBJECT TO 1994 PLAN

     To the extent that a Stock Option terminates without having been exercised, the shares subject to such award will again be available for distribution in connection with future awards under the 1994 Plan.

     In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the 1994 Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid by optionees with respect to outstanding awards; provided, however, that no such adjustment may increase the aggregate value of any outstanding award.

ELIGIBILITY

     Officers and other key employees of the Company or a Related Company are eligible to be granted awards under the 1994 Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company is not eligible to be granted awards under the 1994 Plan. The participants under the 1994 Plan will be selected from time to time by the Committee, in its sole discretion, from among those eligible.

TERMS OF STOCK OPTIONS

     OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option is determined by the Committee; provided, however, that the option price of Non-Qualified Stock Options cannot be less than 85%, and the option price of Incentive Stock Options cannot be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     On March 30, 1994, the closing sale price of the Common Stock, which is the security underlying the Stock Options, as reported on the American Stock Exchange (the "AMEX"), was $32 3/8 per share.

     OPTION TERM. The term of each Stock Option will be five years from the date of grant thereof, subject to earlier termination as provided below.

     EXERCISABILITY. Except as otherwise provided by the Committee at the time of grant or as provided as described below under "Change of Control", Stock Options vest and are first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as described below, a Stock Option is not exercisable unless the optionee is an employee of the Company or a Related Company at the time of exercise.

     METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price may be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards under the 1994 Plan (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     NO SHAREHOLDER RIGHTS. An optionee will have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     NON-TRANSFERABILITY. No Stock Option is transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options are exercisable only by the optionee.

     TERMINATION OF EMPLOYMENT, RETIREMENT AND DISABILITY. If an optionee ceases to be an employee of the Company or a Related Company for any reason other than death, retirement or permanent disability, any

Stock Option held by such optionee under the 1994 Plan will terminate immediately upon such termination of employment.

     If an optionee ceases to be an employee of the Company or a Related Company by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment, at any time within three months (one year in the case of permanent disability) after such cessation of employment, at the end of which period the Stock Option will terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by any optionee at the time of such optionee's cessation of employment. In no event may a Stock Option be exercised after the expiration of the term thereof.

     DEATH OF THE OPTIONEE. If an optionee dies while an employee of the Company or a Related Company, or within three months after the optionee has ceased to be an employee by reason of retirement, or within one year after the optionee has ceased to be an employee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as prescribed in the option agreement, at the end of which period such Stock Option will terminate. In no event may a Stock Option be exercised after the expiration of the term thereof.

TAX WITHHOLDING

     Each employee must pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state, local or other withholding tax obligation to satisfy the Company's withholding tax obligation in respect of the exercise of a Stock Option. The obligations of the Company under the 1994 Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

     If permitted by the Committee, payment may be made by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the employee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the employee.

CHANGE OF CONTROL

     In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the 1994 Plan will become fully exercisable and vested.

     A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the

     "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board of Directors of the Company;

          (b) either (i) Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of the effective date of the 1994 Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock and Class B Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

AMENDMENTS AND TERMINATION

     The 1994 Plan will terminate on February 14, 2004, and no Stock Option shall be awarded under the 1994 Plan after such date. The Board may discontinue the 1994 Plan at any time and may amend it from time to time. No amendment or discontinuation of the 1994 Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Exchange Act (or any successor rule), Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 PLAN

     The following is a summary of certain Federal income tax aspects of awards made under the 1994 Plan, based upon the laws in effect on the date hereof.

Incentive Stock Options

     Generally, no taxable income is recognized by the optionee upon the grant of an Incentive Stock Option or upon the exercise of an Incentive Stock Option either during the period of the optionee's employment with the Company or one of its subsidiaries (as defined in Section 424(f) of the Code) or within the period ending three months (12 months, in the event of permanent and total disability or death of the optionee) after termination of such employment. However, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability to an optionee since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income.

     If the optionee holds shares acquired upon the exercise of an Incentive Stock Option for at least two years from the date of grant of the option and for at least one year from the date of exercise (the "ISO Holding Period"), any gain on a subsequent sale of such shares will be considered as long-term capital gain to an optionee. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. However, if the optionee sells the shares prior to expiration of the ISO Holding Period (a "Disqualifying Disposition"), generally (a) the optionee will recognize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise, less the exercise price or (ii) the amount realized on the date of sale, less the exercise price, and (b) if the selling price of the shares exceeds the fair market value on the date of exercise, the excess will be taxable to the optionee as short-term or long-term capital gain (depending on whether the shares were held for more than one year). Currently, long-term capital gain is taxable to individuals at a maximum Federal income tax rate of 28%, while items of ordinary income are taxable to individuals at the maximum rate of 39.6%.

     No deduction will be allowed to the Company for Federal income tax purposes, with respect to Incentive Stock Options, unless the optionee sells the shares in a Disqualifying Disposition. In the case of a Disqualifying Disposition, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to deduct the amount of ordinary income recognized by the optionee.

Non-Qualified Stock Options

     In general, with respect to Non-Qualified Stock Options: (i) no income is recognized by the optionee at the time the option is granted; (ii) upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise; and (iii) at disposition, any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares are held for more than one year by the optionee.

     Generally, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise, to the extent such income is considered reasonable compensation. Treasury Regulations make the deduction to the Company dependent on the Company fulfilling certain Federal income tax withholding requirements with respect to such compensation income.

$1 Million Limitation on Deductible Compensation

     Pursuant to the Omnibus Budget Reconciliation Act of 1993, Section 162(m) of the Code generally limits the Company's deduction with respect to compensation paid to each of its "covered employees" (generally defined as the chief executive officer and four highest compensated officers of the corporation other than the chief executive officer) to $1 million per year, effective for taxable years of the Company beginning after 1993. This deduction limit, however, does not apply to certain "performance-based compensation," including stock options that are granted at an exercise price which is not less than fair market value. Although some uncertainty still exists as to the application of
Section 162(m), the Company intends that Stock Options granted under the 1994 Plan at not less than fair market value of the Common Stock subject to the option at the time of grant will qualify as "performance-based compensation."

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the 1994 Plan. Also, the specific state and local tax consequences to each optionee under the 1994 Plan may vary, depending upon the laws of the various states and localities and the individual circumstances of each optionee.

OPTIONS TO BE GRANTED

     The Company has not yet made any determinations regarding the grant of any Stock Options under the 1994 Plan.

REQUIRED VOTE

     In voting on approval of the 1994 Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the 1994 Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the Meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the 1994 Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1994 PLAN.

PROPOSAL 3

                ADOPTION OF AMENDMENT TO THE OLSTEN CORPORATION
                      1984 NON-QUALIFIED STOCK OPTION PLAN

GENERAL

     On February 14, 1994, the Board adopted, subject to approval by the shareholders, an amendment to the 1984 Non-Qualified Stock Option Plan (the "1984 Plan") to provide that payment of the option price of any options granted under the 1984 Plan (a "1984 Option") may include cash or cash equivalents or, if permitted by the Option Committee (as defined below), by delivery of shares of Common Stock already owned by the optionee, or withholding of shares subject to awards under the 1984 Plan (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Option Committee, or any combination of the foregoing. The 1984 Plan currently provides that the option price of all 1984 Options shall be paid in full in cash or by check at the time of exercise. Although the 1984 Plan terminated in February 1994 (i.e., no further awards may be made), there remain outstanding 1984 Options previously awarded which are exercisable at various times through May 10, 1995. The amendment to the 1984 Plan is being proposed in order to conform the available methods of exercise of outstanding 1984 Options under the 1984 Plan to those provided for in the 1994 Plan. As of March 30, 1994, there were outstanding options to purchase 187,500 shares of Common Stock under the 1984 Plan at an option price of $8.93 per share.

     The full text of the 1984 Plan, including Section 10 thereof as proposed to be amended, is set forth as Exhibit B to this Proxy Statement. The material features of the 1984 Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1984 Plan.

PURPOSE

     The purpose of the 1984 Plan is to encourage ownership of stock of the Company by officers and other key employees of the Company and it subsidiaries and to provide additional incentive for them to promote the success of the business.

NUMBER OF SHARES

     The 1984 Plan authorizes the granting of non-qualified stock options to purchase a maximum of 632,812 shares of Common Stock, after giving effect to adjustments for Common Stock splits. As stated above, no further awards may be made under the 1984 Plan.

STOCK SUBJECT TO 1984 PLAN

     In the event of any Common Stock dividend, Common Stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, or other similar changes or transactions, of or by the Company, an adjustment, as may be determined to be appropriate by the Option Committee in its sole discretion, will be made in the aggregate number and class of shares available for issuance under the 1984 Plan.

ADMINISTRATION

     The 1984 Plan is administered by the Stock Option Committee (the "Option Committee") consisting of not less than three members of the Board who are "disinterested persons." Subject to certain limits, the Option Committee has the power to administer the 1984 Plan in its sole and absolute discretion.

TERMS OF OPTIONS

     OPTION PRICE. The option price shall be at least 85% of the fair market value of the Common Stock on the date of award of each 1984 Option.

     On March 30, 1994, the closing sale price of the Common Stock, which is the security underlying the 1984 Options, as reported on the AMEX, was $32 3/8 per share.

     OPTION TERM. The term of each 1984 Option is five years from the date of grant thereof, subject to earlier termination as provided below.

     EXERCISABILITY. No 1984 Option may be exercised prior to the expiration of one year from the date of grant. Except as otherwise provided, each 1984 Option may be exercised as to not more than 20% of the shares originally subject thereto at any time after one year from the date the 1984 Option is granted, as to not more than 40% of the shares originally subject thereto at any time after two years from the date the 1984 Option is granted, as to not more than 60% of the shares subject thereto at any time after three years from the date the 1984 Option is granted, as to not more than 80% of the shares subject thereto at any time after four years from the date the 1984 Option is granted and as to 100% of the shares subject thereto at five years from the date of grant. The Option Committee may accelerate the exercise date of any 1984 Option. Except as described below, a 1984 Option shall not be exercisable unless the optionee is an employee of the Company or a subsidiary at the time of exercise.

     METHOD OF EXERCISE. Currently, the 1984 Plan provides that the option price of a 1984 Option shall be paid in full in cash or by check at the time of exercise. If the proposed amendment is adopted, payment of the option price may instead be made in cash or cash equivalents or, if permitted by the Option Committee

(either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee, or withholding of shares subject to awards under the 1984 Plan (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Option Committee, or any combination of the foregoing. 1984 Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price.

     NO SHAREHOLDER RIGHTS. An optionee will have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a 1984 Option until the optionee has given written notice of exercise and has paid for such shares.

     NON-TRANSFERABILITY. No 1984 Option is transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all 1984 Options are exercisable only by the optionee.

     TERMINATION OF EMPLOYMENT, RETIREMENT AND DISABILITY. If an optionee ceases to be an employee of the Company for any reason other than death, retirement or permanent disability, any 1984 Option held by such optionee under the 1984 Plan shall forthwith terminate. If an optionee ceases to be an employee of the Company by reason of retirement on or after attaining the age of 65 (or such earlier age as the Board may determine) or permanent disability, whether or not such cessation of employment occurs prior to the expiration of any period of employment required by such optionee's option agreement, such 1984 Option, except as otherwise provided in such optionee's option agreement or unless the Option Committee, in its sole discretion, shall otherwise determine, may be exercised, to the extent exercisable on the day next preceding the date of such cessation of employment, at any time within three months after such cessation, at the end of which period the 1984 Option shall terminate, except that in the case of an employee who is permanently disabled, the three month period shall be one year. In no event may a 1984 Option be exercised after the expiration of the term thereof.

     DEATH OF THE OPTIONEE. If an optionee dies while an employee of the Company or a subsidiary, or within three months after such optionee has ceased to be such an employee (provided such cessation was due to retirement or permanent disability), such 1984 Option may be exercised, to the extent exercisable on the day next preceding the date of such cessation of employment, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as shall be prescribed in the option agreement, at the end of which period such option shall terminate. In no event may a 1984 Option be exercised after the expiration of the term thereof.

AMENDMENTS AND TERMINATION

     The 1984 Plan terminated on February 14, 1994. No amendment or termination of the 1984 Plan may adversely affect any award previously granted without the employee's written consent.

CHANGE OF CONTROL

     On February 14, 1994, the Board amended the 1984 Plan to conform the change of control provision in the 1984 Plan to that of the 1994 Plan. See "Change of Control" in Proposal 2 above.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1984 PLAN

     The Federal income tax consequences to the Company and optionees with respect to the issuance and exercise of 1984 Options are the same as those relating to the issuance and exercise of Non-Qualified Stock Options pursuant to the 1994 Plan. For a discussion of the income tax consequences with respect to 1984 Options, see "Certain Federal Income Tax Consequences of the 1994 Plan," above.

REQUIRED VOTE

     In voting on approval of the amendment to the 1984 Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the amendment to the 1984 Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the Meeting. Unless marked to the contrary, proxies received will be voted FOR the approval of the amendment to the 1984 Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1984 PLAN.

PROPOSAL 4

                       APPROVAL OF INCENTIVE AWARD UNDER
                             THE OLSTEN CORPORATION
                        INCENTIVE RESTRICTED STOCK PLAN

GENERAL

     On November 8, 1993, the Compensation Committee of the Board awarded (the "Incentive Award") to Frank N. Liguori ("Grantee") the right to receive shares of Common Stock pursuant to the Company's Incentive Restricted Stock Plan which was adopted on May 17, 1990, which right is subject to shareholder approval. The number of shares deliverable pursuant to the Incentive Award is determined by, and the right to receive such shares is generally conditioned upon, the attainment, as certified in writing by the Compensation Committee, of target levels of net income by the Company for its 1994, 1995 and 1996 fiscal years (the "Measuring Period").

NUMBER OF SHARES SUBJECT TO AWARD

     If during the Measuring Period the Company achieves aggregate net income of
(i) $240 million, Grantee will receive 150,000 shares of Common Stock, or (ii) $255 million or more, Grantee will receive 200,000 shares. At a level of net income aggregating more than $180 million but less than $255 million, Grantee will receive a number of shares to be determined by a sliding scale, but no shares will be issuable if net income of the Company for the Measuring Period aggregates less than $180 million. For purposes of the Incentive Award, net income is net income of the Company, excluding the effects of any extraordinary charges and material acquisitions or transactions. All share amounts will be appropriately adjusted to give effect to any Common Stock dividend, Common Stock split-up, share combination, exchange of shares, recapitalization or other similar changes of or by the Company.

GRANT OF SHARES

     Except as described below, shares issuable to Grantee will be issued and granted, and will immediately vest in three equal installments on January 4, 1997, January 4, 1998, and January 4, 1999, so long as Grantee remains employed by the Company on each of such dates. However, if more than 150,000 shares are issuable, the shares issuable in excess of such number will be issued and granted, and will immediately vest, on January 4, 1997.

     If Grantee dies or becomes permanently disabled during the Measuring Period, he or his estate will be issued and granted the maximum number of shares to which he would be entitled for the year in which death or disability occurs and for any prior years in the Measuring Period, so long as projected net income for such year equals or exceeds the net income target for that year. In determining the number of shares to be issued, net income will be projected for the current year and will be compared to target levels for such year ($60 million in 1994, $80 million in 1995, and $100 million in 1996 (each an "Annual Target Level")) and enhanced target levels for such year ($65 million in 1994, $85 million in 1995, and $105 million in 1996, (each an "Annual Enhanced Level")), and the net income during any remaining years in the Measuring Period will be assumed to reach the target level reached during the current year, (i.e., either the Annual Target Level or the Annual Enhanced Level). If Grantee dies or becomes disabled during a year in which the Company's net income is projected to be less than the Annual Target Level for that year, no shares will be issued with respect to that year. If Grantee dies or becomes permanently disabled after the Measuring Period, all unissued shares to which he would have been entitled will be immediately granted and issued.

CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT

     In the event that, during the Measuring Period (i) there is a Change of Control (as defined in the 1994 Plan), (ii) Grantee is relieved of his current positions with the Company without cause, or (iii) Grantee's employment is terminated without cause, the Company's aggregate net income for the Measuring Period will be deemed to be $255 million and the Company will immediately issue and grant Grantee 200,000 shares of Common Stock, the maximum number of shares which he is entitled to receive.

     In the event that, after the Measuring Period expires but before Grantee has received all of the shares to which he is entitled, (i) there is a Change of Control, (ii) Grantee is relieved of his current positions with the Company without cause, or (iii) Grantee's employment is terminated without cause, the Company will accelerate the issuance of all such shares.

     In the event that the grant of shares pursuant to an Incentive Award to Grantee is, upon a Change of Control, subject to the excise tax imposed by
Section 4999 of the Code, Grantee will be entitled, pursuant to his employment agreement, to receive an additional gross-up payment in an amount sufficient to make Grantee whole for such excise tax.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO THE INCENTIVE AWARD

     The following is a summary of certain Federal income tax aspects with respect to the Incentive Award based upon the laws in effect on the date hereof.

     Generally, no taxable income is recognized by the Grantee upon the awarding of the Incentive Award. Upon receipt of shares of Common Stock pursuant to the Incentive Award, the Grantee will recognize ordinary income on the dates on which such shares of Common Stock are distributed to the Grantee equal to the fair market value of such shares on such dates. Such shares will have a tax basis equal to such fair market value and the capital gain holding periods for such shares will commence on such dates.

     The Company will generally be entitled to a deduction in the amount taxable as ordinary income to the Grantee to the extent such income is considered reasonable compensation, subject to the limitation imposed by Section 162(m) of the Code. The Company intends that compensation paid to the Grantee pursuant to the Incentive Award will qualify as "performance-based compensation" under
Section 162(m) of the Code, and, consequently, will generally not be subject to the $1 million deduction limit thereunder. For a discussion of the $1 million limitation on deductible compensation under Section 162(m) of the Code, see "Certain Federal Income Tax Consequences of the 1994 Plan." Treasury Regulations also make the deduction to the Company dependent on the Company fulfilling Federal income tax withholding requirements with respect to such compensation income.

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Incentive Award. Also, the specific state and local tax consequences to the Grantee and the Company may vary, depending upon the laws of the various states and localities and the individual circumstances of the Grantee.

REQUIRED VOTE

     In voting on approval of the Incentive Award, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the Incentive Award requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the Meeting. Unless marked to the contrary, proxies received will be voted FOR the approval of the Incentive Award.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INCENTIVE AWARD.

PROPOSAL 5

                       ADOPTION OF THE OLSTEN CORPORATION
                          EXECUTIVE OFFICER BONUS PLAN

GENERAL

     The Company has established, subject to shareholder approval, the Executive Officer Bonus Plan (the "Executive Bonus Plan") pursuant to which the executive officers of the Company (each an "Executive", and collectively the "Executives") may be entitled to receive annual bonus compensation, contingent upon the attainment of certain performance goals.

     A copy of the Executive Bonus Plan is attached as Exhibit C to this Proxy Statement. The material features of the Executive Bonus Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Executive Bonus Plan.

PURPOSE

     The purpose of the Executive Bonus Plan is to provide Executives with an opportunity to earn annual bonus compensation (an "Award") as an incentive and reward for their leadership, ability and exceptional services.

ADMINISTRATION

     The Executive Bonus Plan is administered by a committee of the Board (the "Board Committee") consisting of not less than two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, will be "outside directors" within the meaning of such section.

     Subject to the express provisions of the Executive Bonus Plan, the Board Committee has the authority to (i) establish performance goals for the granting of Awards for each fiscal year of the Company (a "Plan Year"), (ii) determine the Executives to whom Awards are to be made for each Plan Year, (iii) determine whether the performance goals for any Plan Year have been achieved, (iv) authorize payment of Awards under the Executive Bonus Plan, (v) adopt, alter and repeal such administrative rules, guidelines and practices governing the Executive Bonus Plan as it deems advisable, and (vi) interpret the terms and provisions of the Executive Bonus Plan.

DETERMINATION OF AWARDS

     The amount of any Award granted to an Executive for a Plan Year will be an amount not greater than the lesser of 200% of such Executive's annual base salary or $2.5 million, which amount will be determined based on the achievement of one or more performance goals established by the Board Committee with respect to such Executive. Such performance goals will be established based on the attainment of specified levels of net income for the Plan Year or attainment of specified percentage increases in net income for the Plan Year over net income for the prior fiscal year. Not later than the day immediately preceding the first day of such Plan Year (or such later date as may be permitted pursuant to Section 162(m) of the Code) (the "Determination Date"), the Board Committee will establish (i) the Executives who will be eligible for an Award for such Plan Year, (ii) the Executive's annual base salary for purposes of determining the amount of such Executive's Award for such Plan Year, (iii) the performance goals for such Plan Year, and (iv) the corresponding Award amounts payable under the Executive Bonus Plan upon achievement of such performance goals. For purposes of the Executive Bonus Plan, "net income" means the net income or net operating profits of the Company or any division or subsidiary of the Company for a Plan Year, excluding the effects of any extraordinary charges and material acquisitions or transactions.

     The following performance goals for the granting of an Award to the Chief Executive Officer of the Company (the "CEO") have been established by the Board Committee for the 1994 Plan Year: If net income of the Company for the 1994 Plan Year is (i) $46 million or less, the CEO will not receive an Award under the CEO Bonus Plan, (ii) $50 million, the CEO will receive 25% of his annual base salary as an Award, (iii) $55 million, the CEO will receive 50% of his salary, (iv) $60 million, the CEO will receive 75% of his salary, (v) $62.5 million, the CEO will receive 82% of his salary, (vi) $65 million, the CEO will receive 90% of his salary, (vii) $67.5 million, the CEO will receive 95% of his salary, and (viii) $70 million, the CEO will receive 100% of his salary. Any Award granted to the CEO with respect to net income which falls between the above-mentioned performance goals will be computed in proportion to such established performance goals.

PAYMENT OF AWARD

     An Award (if any) to any Executive for a Plan Year will be paid in a single lump sum in cash as soon as practicable after the end of the Plan Year, provided, however, that the Board Committee shall have first certified in writing, (i) that a performance goal with respect to such Executive for such Plan Year was satisfied and the level of such goal attained, and (ii) the amount of each such Executive's Award. If an Executive dies after the end of a Plan Year but before receiving payment of any Award, the amount will be paid to a designated beneficiary or, if no beneficiary has been designated, to the Executive's estate. Notwithstanding the foregoing, the Board Committee may determine, by separate employment agreement with any Executive or otherwise, that all or a portion of an Executive's Award for a Plan Year will be payable to such Executive upon his death, disability, or termination of employment with the Company, or upon a change of control of the Company, during the Plan Year.

EFFECTIVE DATE OF THE EXECUTIVE BONUS PLAN

     The effective date of the Executive Bonus Plan is January 3, 1994.

NON-TRANSFERABILITY

     No Awards or rights under the Executive Bonus Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

AMENDMENTS AND TERMINATION

     The Board may terminate the Executive Bonus Plan and may amend it from time to time, provided, however, that no termination or amendment of the Executive Bonus Plan will adversely affect the rights of an Executive or a beneficiary to a previously certified Award. Amendments to the Executive Bonus Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EXECUTIVE BONUS PLAN

     The following is a summary of certain Federal income tax aspects with respect to the Executive Bonus Plan based upon the laws in effect on the date hereof.

     Upon payment of an Award to an Executive for any Plan Year pursuant to the Executive Bonus Plan, such Executive will recognize ordinary income in the amount of such Award on the date such compensation is paid.

     The Company will generally be entitled to a deduction in the amount taxable as ordinary income to an Executive to the extent such income is considered reasonable compensation, subject to the limitation imposed by Section 162(m) of the Code. The Company intends that compensation paid to an Executive pursuant to the Executive Bonus Plan will generally qualify as "performance-based compensation" under Section 162(m) of the Code and, consequently, should generally not be subject to the $1 million deduction limit thereunder. For a discussion of the $1 million limitation on deductible compensation under Section 162(m) of the Code, see "Certain Federal Income Tax Consequences of the 1994 Plan."

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Executive Bonus Plan. Also, the specific state and local tax consequences to an Executive and the Company may vary, depending upon the laws of the various states and localities and the individual circumstances of the Executive.

REQUIRED VOTE

     In voting on approval of the Executive Bonus Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the Executive Bonus Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the Meeting. Unless marked to the contrary, proxies received will be voted FOR the approval of the Executive Bonus Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EXECUTIVE BONUS PLAN.

PROPOSAL 6

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand as auditors of the Company for the 1994 fiscal year, subject to ratification and approval by the shareholders. In voting on such ratification and approval, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes.

     Coopers & Lybrand has audited the accounts of the Company since 1967. The Company has been advised that a representative of Coopers & Lybrand will be present at the meeting and will have an opportunity to make a statement and to answer appropriate questions posed by shareholders.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION AND APPROVAL OF COOPERS & LYBRAND.
                      ------------------------------------

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next annual meeting must be received by the Company by December 1, 1994, for inclusion in the proxy statement and form of proxy.

                                    GENERAL

     A COPY OF THE ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS LAST FISCAL YEAR IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO LAURIN L. LADEROUTE, JR., SECRETARY, THE OLSTEN CORPORATION, ONE MERRICK AVENUE, WESTBURY, NEW YORK 11590.

     The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of individual Directors, as well as officers and others, to solicit personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

     The Board of Directors knows of no other matters that may come before the meeting. If any other matters should be brought before the meeting for action, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to authority conferred by the proxy.

                                          By Order of the Board of Directors

                                         LAURIN L. LADEROUTE, JR.
                                              Secretary

Dated: April 1, 1994
       Westbury, New York

                                                                       EXHIBIT A

                             THE OLSTEN CORPORATION

                           1994 STOCK INCENTIVE PLAN

     SECTION 1. Purpose.

     The purpose of The Olsten Corporation 1994 Stock Incentive Plan (the "Plan") is to enable The Olsten Corporation (the "Company") and Related Companies (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

     SECTION 2. Types of Awards.

     Awards under the Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter, including applicable regulations thereunder, the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options")(collectively, "Stock Options").

     SECTION 3. Administration.

     3.1 The Plan shall be administered by a committee (the "Committee") of the Company's Board of Directors (the "Board") consisting of not less than two "disinterested persons" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule) who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code). The members of the Committee shall serve at the pleasure of the Board.

     3.2 The Committee shall have the authority to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. Subject to the terms of the Plan, the Committee's authority shall include, but not be limited to, the authority:

          (a) to determine whether and to what extent any award will be granted hereunder;

          (b) to select the employees to whom awards will be granted;

          (c) to determine the number of shares of the common stock, par value $.10 per share, of the Company (the "Common Stock") to be covered by each award granted hereunder; provided, however, that no more than 100,000 shares (subject to adjustment as provided in Section 4.3 herein) may be awarded under the Plan to any employee in any calendar year;

          (d) to determine the form and the terms and conditions of any award granted hereunder, including, but not limited to, any restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

          (e) to determine pursuant to a formula or otherwise the fair market value of the Common Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Common Stock on the American Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed) on a given date;

          (f) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

          (g) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

     3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     SECTION 4. Stock Subject to Plan.

     4.1 The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 2,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares.

     4.2 To the extent an option terminates without having been exercised, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan.

     4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporation structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid employees with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

     SECTION 5. Eligibility

     Officers and other key employees of the Company or a Related Company are eligible to be granted awards under the Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock, within the meaning of Section 424(f) of the Code. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company will not be eligible to be granted awards under the Plan. The participant under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6. Terms of Stock Options.

     6.1 Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price of Non-Qualified Stock Options shall not be less than 85%, and the option price of Incentive Stock Options shall not be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     6.2 Option Term. The term of each Stock Option shall be five years from the date of grant thereof, subject to earlier termination as provided in Sections 6.7 and 6.8 hereof.

     6.3 Exercisability. Except as otherwise provided by the Committee at the time of grant, or as provided in Section 9 hereof, Stock Options shall vest and be first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as provided in Sections 6.7 and 6.8, a Stock Option shall not be exercisable unless the optionee is an employee of the Company or a Related Company at the time of exercise.

     6.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price shall be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards hereunder (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     6.5 No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     6.6 Non-transferability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

     6.7 Termination of Employment, Retirement and Disability. If an optionee ceases to be an employee of the Company or a Related Company for any reason other than death, retirement or permanent disability, any Stock Option held by such optionee under the Plan shall terminate immediately upon such termination of employment. If an optionee ceases to be an employee of the Company or a Related Company by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment, at any time within three months (one year in the case of permanent disability) after such cessation of employment, at the end of which period the Stock Option shall terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by an optionee at the time of such optionee's cessation of employment. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     6.8 Death of the Optionee. If an optionee dies while an employee of the Company or a Related Company, or within three months after the optionee has ceased to be an employee by reason of retirement, or within one year after the optionee has ceased to be an employee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as shall be prescribed in the option agreement, at the end of which period such Stock Option shall terminate. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     SECTION 7. Tax Withholding.

     7.1 Each employee shall, no later than the date as of which the value of an award first becomes includible in the employee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

     7.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the employee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the employee.

     SECTION 8. Amendments and Termination.

     The Plan shall terminate on February 14, 2004, and no Stock Option shall be awarded under the Plan after such date. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Exchange Act (or any successor rule), Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

     SECTION 9. Change of Control.

     9.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested.

     9.2 A "Change of Control" shall be deemed to occur on the date that any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

          (b) either (i) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock and the Company's Class B Common Stock, par value $.10 per share ("Class B Common Stock") outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common Stock are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of the directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

     SECTION 10. General Provisions.

     10.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Common Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     10.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment.

     10.3 Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     10.4 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     10.5 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 11. Effective Date of Plan.

     The Plan shall become effective on February 14, 1994, the date of adoption by the Board, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following the effective date of the Plan.

                                                                       EXHIBIT B

                             THE OLSTEN CORPORATION

                      1984 NON-QUALIFIED STOCK OPTION PLAN

     1. Purpose of the Plan. This Non-Qualified Stock Option Plan (hereinafter called the "Plan") is intended to encourage ownership of stock of The Olsten Corporation (hereinafter called the "Corporation") by officers and other key employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business. The options that will be granted pursuant to this Plan are intended not to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended (hereinafter called the "Code").

     2. Scope of the Plan. An aggregate of 100,000 shares of the Corporation's Common Stock, par value $.10 per share (hereinafter called the "Common Stock"), shall be available and reserved for issue under the Plan subject, however, to the provisions of Section 13 hereof. If an option should expire or terminate for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have terminated, become available for other options under the Plan. Common Stock shall not be issued in respect of an option granted under the Plan unless the exercise of such option and the issuance and delivery of shares of Common Stock pursuant thereto shall comply with all relevant provisions of law, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder, and the requirements of the American Stock Exchange or any other national stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of the Corporation's counsel with respect to such compliance.

     3. Administration of the Plan. The Plan shall be administered by a Stock Option Committee (hereinafter called the "Committee") of not less than three members of the Board of Directors (hereinafter called the "Board") of the Corporation. Members of the Committee shall be "disinterested persons" as such term is used in Rule 16b-3 under the Exchange Act.

     Without limiting the generality of the foregoing, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to grant options under the Plan; to determine the fair market value of the Common Stock covered by each option and the officers and other key employees of the Corporation and its subsidiaries to whom, and the time or times at which, options shall be granted; to determine the number of shares to be covered by each option and the consideration to flow to the Corporation for each option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of each option granted under the Plan (which need not be identical); to accelerate any exercise date of any option; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of options granted under the Plan; to authorize any person to execute on behalf of the Corporation an option agreement with respect to an option granted by the Committee; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     4. Employees to Whom Options May Be Granted. Options may be granted by the Committee to officers and other key employees of the Corporation or of one or more of its present or future subsidiary corporations, as defined in Section 424(f) of the Code (herein called "subsidiaries"), who may also be directors of the Corporation.

     5. Number of Shares to be Covered by Options Granted to Individual Employees. The number of shares of the Common Stock covered by an option that may be granted to any individual employee shall be solely within the discretion of the Committee.

     6. Option Prices. The purchase price of the shares of the Common Stock which shall be covered by each option shall be at least 85% of the fair market value of the Common Stock on the date the option is granted. For the purposes of the Plan the fair market value of the Common Stock on any date shall be the closing price of the Common Stock on the American Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed).

     7. Term of Options. The term of each option shall be five years from the date of granting thereof, but shall be subject to earlier termination as hereinafter provided.

     8. Non-transferability of Options. An option shall not be transferable otherwise than by will or the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder of an option, only by such holder.

     9. Exercise of Options. No option granted under the Plan may be exercised prior to the expiration of one year from the date such option is granted. Except as hereinafter provided in Sections 11, 12, and 18, each option may be exercised as to not more than 20% of the shares originally subject thereto at any time after one year from the date the option is granted, as to not more than 40% of the shares originally subject thereto at any time after two years from the date the option is granted, as to not more than 60% of the shares subject thereto at any time after three years from the date the option is granted, as to not more than 80% of the shares subject thereto at any time after four years from the date the option is granted and as to 100% of the shares subject thereto at five years from the date of grant. However, no option shall be exercisable after the expiration of the term thereof as provided in Section 7; and, except as provided in Sections 11 and 12, an option shall not be exercisable unless the holder thereof shall, at the time of exercise, be an employee of the Corporation or a subsidiary.

     Except as provided in Sections 11 and 12 hereof, an option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Corporation or of one or more of its subsidiaries from the date of the granting of the option to the date of its exercise. An optionee shall have neither rights to dividends nor other rights of a shareholder with respect to shares subject to an option until the optionee has given written notice of exercise and has paid for such shares.

     10. Method of Exercise. Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price shall be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee, or withholding of shares subject to awards hereunder (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law determined by the Committee, or any combination of the foregoing.

     11. Exercise upon Cessation of Employment. If a holder of an option ceases to be an employee of the Corporation or a subsidiary for any reason other than death, retirement or permanent disability, any option held by him under the Plan shall forthwith terminate. If, however, a holder of an option ceases to be such an employee by reason of retirement on or after attaining the age of 65 (or such earlier age as the Board may determine) or permanent disability, whether or not such cessation of employment occurs prior to the expiration of any period of employment required by his option agreement, such option, except as otherwise provided in the option agreement or unless the Committee, in its sole discretion, shall otherwise determine, may be exercised, to the extent the holder would have been entitled under Section 9 hereof to exercise the option on the day next preceding the date of such cessation of employment, at any time within three months after such cessation, at the end of which period the option shall terminate, except that in the case of an employee who is permanently disabled the three month period shall be one year. In any event, an option may not be exercised after the expiration of the term thereof.

     Option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Corporation or of any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employee's employment at any time or to change the conditions of such employee's employment.

     12. Exercise upon Death. If the holder of an option granted under the Plan dies while an employee of the Corporation or a subsidiary, or within three months after he has ceased to be such an employee (provided such cessation was due to retirement or permanent disability), such option may be exercised, to the extent the holder would have been entitled under Section 9 hereof to exercise the option on the day next preceding the date of such cessation of employment, by the estate of such deceased holder, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such holder, at any time within one year after his death, or within such shorter period of time as shall be prescribed in the option agreement, at the end of which period such option shall terminate. Such period shall in no event extend the date of exercise of the option beyond the term thereof as provided in Section 7.

     13. Adjustments upon Changes in Capitalization. Options granted hereunder shall contain such uniform provisions as the Committee shall, in its sole judgment, determine for adjustment of the number and class of shares covered thereby, or of the option prices, or both, to reflect a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, or other similar changes or transactions, of or by the Corporation. In any event, the aggregate number and class of shares available for issuance under the Plan shall be appropriately adjusted and all of the provisions of the Plan with respect to the number and class of shares so available shall likewise be adjusted.

     14. Effectiveness of the Plan. The Plan shall become effective on February 15, 1984, the date of adoption by the Board, subject to approval by the holders of Common Stock at a meeting of shareholders of the Corporation duly called and held within twelve months following the effective date of the Plan.

     15. Time of Granting Options. The date of grant of an option under the Plan shall, for all purposes, be the date on which the Committee makes the determination granting such option; and no grant shall be deemed effective under the Plan prior to such date. Notice of the determination shall be given to each employee to whom an option is so granted within a reasonable time after the date of such grant.

     16. Termination and Amendment of the Plan. The Plan shall terminate on February 14, 1994. Prior thereto, the Board may terminate the Plan at any time; provided, however, that any such termination shall not affect any options then outstanding under the Plan.

     The Board from time to time may make such modifications or amendments of the Plan and, with the consent of the holder of an option, of the terms and conditions of his option, as it shall deem advisable, but may not, without further approval of the shareholders of the Corporation (a) increase the maximum number of shares which shall be available and reserved for issue under the Plan, or (b) change the employees or class of employees eligible to receive options.

     Neither the termination nor any modification or amendment of the Plan shall, without the consent of the holder of an option theretofore granted under the Plan, materially adversely affect the rights of such holder with respect to such option.

     17. Withholding by Corporation. The Corporation shall withhold all appropriate income taxes upon the exercise of an option by a holder when required pursuant to Section 3402 of the Code or any other applicable provision.

     18. Change of Control; Acceleration of Exercise of Options. In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding options awarded under the Plan shall become fully exercisable and vested. A "Change of Control" shall be deemed to occur on the date that any of the following events occur: (A) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Corporation, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Mirian Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Corporation's Restated Certificate of Incorporation) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Corporation entitled to vote generally in the election of the Board; (B) either (i) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of February 14, 1994, and any successor of a Current Director whose election, or nomination for election by the Corporation's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Corporation called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected; (C) the shareholders of the Corporation approve (i) a plan of complete liquidation of the Corporation, or (ii) an agreement providing for the merger or consolidation of the Corporation (a) in which the Corporation is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Corporation in which all shares of Common Stock and the Corporation's Class B Common Stock, par value $.10 per share ("Class B Common Stock") outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the Common Stock and Class B Common Stock are converted into cash, securities or other property, except a consolidation or merger of the Corporation in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or (D) the shareholders of the Corporation approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation.

                                                                       EXHIBIT C

                             THE OLSTEN CORPORATION

                          EXECUTIVE OFFICER BONUS PLAN

  SECTION 1.  Purpose.

     The Olsten Corporation (the "Company") hereby establishes, subject to shareholder approval, this Executive Officer Bonus Plan (the "Plan") in order to provide the Company's executive officers with an opportunity to earn annual bonus compensation, contingent on the achievement of certain performance goals, as an incentive and reward for their leadership, ability and exceptional services.

  SECTION 2.  Definitions.

     2.1 "Award" means the amount of bonus compensation to which an Eligible Employee is entitled for each Plan Year as determined by the Committee pursuant to Section 4 of the Plan.

     2.2 "Code" means the Internal Revenue Code of 1986, as amended, including applicable regulations thereunder.

     2.3 "Committee" means a committee of the Company's Board of Directors (the "Board") consisting of not less than two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code are "outside directors" within the meaning of such section. The members of the Committee shall serve at the pleasure of the Board.

     2.4 "Determination Date" means the day immediately preceding the first day of a Plan Year or such later date by which the Committee may establish performance goals for a Plan Year without causing an Award to be treated as other than performance-based compensation within the meaning of Section 162(m) of the Code.

     2.5 "Eligible Employee" means any executive officer of the Company.

     2.6 "Net Income" as used in this Plan means the net income or net operating profits of the Company or any division or subsidiary of the Company for a Plan Year, excluding the effects of any extraordinary charges and material acquisitions or transactions.

     2.7 "Plan Year" means a fiscal year of the Company.

  SECTION 3.  Administration.

     The Plan shall be administered by the Committee. The Committee shall have the authority to establish performance goals for the awarding of Awards for each Plan Year; to determine the Eligible Employees to whom Awards are to be made for each Plan Year; to determine whether performance goals for each Plan Year have been achieved; to authorize payment of Awards under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Eligible Employees.

  SECTION 4.  Determination of Awards.

     The amount of an Award for any Plan Year shall be an amount not greater than the lesser of 200% of such Eligible Employee's annual base salary or $2.5 million, which amount shall be determined based on the achievement of one or more performance goals established by the Committee with respect to such Eligible Employee. Such performance goals shall be established by the Committee based on the attainment of specified levels of Net Income for the Plan Year or specified percentage increases in Net Income for the Plan Year over the Net Income for the prior fiscal year. No later than the Determination Date, the Committee shall establish (i) the Eligible Employees who shall be eligible for an Award for such Plan Year, (ii) the Eligible Employee's annual base salary for purposes of determining the amount of such Eligible Employee's Award for such Plan Year, (iii) the performance goals for such Plan Year, and (iv) the corresponding Award amounts payable under the Plan upon achievement of such performance goals.

  SECTION 5.  Payment of Award.

     An Award (if any) to any Eligible Employee for a Plan Year shall be paid in a single lump sum in cash as soon as practicable after the end of the Plan Year, provided, however, that the Committee shall have first certified in writing (i) that a performance goal with respect to such Eligible Employee for such Plan Year was satisfied and the level of such goal attained, and (ii) the amount of each such Eligible Employee's Award. If an Eligible Employee dies after the end of a Plan Year but before receiving payment of any Award, the amount of such Award shall be paid to a designated beneficiary or, if no beneficiary has been designated, to the Eligible Employee's estate, in the form of a lump sum payment in cash as soon as practicable after the Award for the Plan Year has been determined and certified in accordance with this Section 5. Notwithstanding the foregoing, the Committee may determine, by separate employment agreement with any Eligible Employee or otherwise, that all or a portion of an Award for a Plan Year shall be payable to the Eligible Employee upon the Eligible Employee's death, disability or termination of employment with the Company, or upon a change of control of the Company, during the Plan Year.

  SECTION 6.  Non-transferability.

     No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

  SECTION 7.  Amendments and Termination.

     The Board may terminate the Plan at any time and may amend it from time to time, provided, however, that no termination or amendment of the Plan shall adversely affect the rights of an Eligible Employee or a beneficiary to a previously certified Award. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

  SECTION 8.  General Provisions.

     8.1 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any Award hereunder shall confer upon an Eligible Employee any right to continued employment.

     8.2 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

  SECTION 9.  Effective Date of Plan.

     The Plan shall become effective on January 3, 1994, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following the effective date of the Plan.

                              CLASS B COMMON STOCK

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE OLSTEN CORPORATION


LOGO HERE

One Merrick Avenue
Westbury, New York 11590

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and Laurin
L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Class B Common Stock of The Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Olsten Building, One Merrick Avenue, Westbury, New York on Friday, April 29, 1994 at 10:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.



IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

1. Election of Directors:

FOR all nominees                      WITHHOLD
   (except as                        AUTHORITY
     marked)                      for all nominees
      / /                               / /

Nominees to be elected by holders of Class B Common Stock: Andrew N. Heine, Frank N. Liguori, Miriam Olsten, Stuart Olsten, Richard J. Sharoff and Raymond
S. Troubh

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


- --------------------------------------------------------------------------------

2. Approve 1994 Stock Incentive Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

3. Approve amendment to 1984 Non-Qualified Stock Option Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

4. Approve Incentive Award under Incentive Restricted Stock Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

5. Approve Executive Officer Bonus Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

6. Approve Coopers & Lybrand as independent auditors for 1994.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

7. In their discretion, upon such other matters as may properly come before the meeting.


Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, etc. please so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign. If a partnership, please sign in partnership name by authorized person.

Dated:                                     , 1994
        ----------------------------------

- -------------------------------------------------
                    (Signature)

- -------------------------------------------------
           (Signature, if held jointly)


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                                  COMMON STOCK

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE OLSTEN CORPORATION


LOGO HERE

One Merrick Avenue
Westbury, New York 11590

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and Laurin
L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Common Stock of The Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Olsten Building, One Merrick Avenue, Westbury, New York on Friday, April 29, 1994 at 10:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.



IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

1. Election of Directors:

FOR all nominees                      WITHHOLD
   (except as                        AUTHORITY
     marked)                      for all nominees
      / /                                / /

Nominees to be elected by holders of Common Stock: Allan Tod Gittleson and John
M. May

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


- --------------------------------------------------------------------------------

2. Approve 1994 Stock Incentive Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

3. Approve amendment to 1984 Non-Qualified Stock Option Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

4. Approve Incentive Award under Incentive Restricted Stock Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

5. Approve Executive Officer Bonus Plan.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

6. Approve Coopers & Lybrand as independent auditors for 1994.

       FOR            AGAINST          ABSTAIN

       / /              / /              / /

7. In their discretion, upon such other matters as may properly come before the meeting.


Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, etc. please so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign. If a partnership, please sign in partnership name by authorized person.

Dated:                                     , 1994
        ----------------------------------

- -------------------------------------------------
                    (Signature)

- -------------------------------------------------
           (Signature, if held jointly)


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"